UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 27, 2004

Date of Report (Date of earliest event reported)

CFS Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24611	35-2042093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana		46321

(Address of principal executive offices)		(Zip Code)

(219) 836-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated April 27, 2004

ITEM 12. Results of Operations and Financial Condition

     On April 27, 2004, CFS Bancorp, Inc. (the “Company”) reported its results of operations for the first quarter ended March 31, 2004.

     For additional information, reference is made to the Company’s press release dated April 27, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CFS BANCORP, INC.

Date: April 27, 2004	By:	/s/ Brian L. Goins

Brian L. Goins
Vice President-Corporate Counsel

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